ADAMS HARKNESS SMALL CAP GROWTH FUND

                         Supplement Dated July 18, 2005
                         to Prospectus Dated May 2, 2005


AH Lisanti Capital Growth, LLC (the "Adviser") serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement between Forum Funds (the "Trust") and the Adviser (the "Original Agreement").

Prior to June 30, 2005, Adams Harkness Asset Management, Inc. ("AHAM"), another registered investment adviser, maintained an 80% equity interest in the Adviser while Ms. Mary Lisanti, the Fund's portfolio manager, maintained a 20% equity interest. On June 30, 2005, AHAM, at the direction of its parent corporation Adams Harkness Financial Group, Inc., transferred to Ms. Lisanti additional residual membership interests in the Adviser increasing her equity interest to 51% (the "Transfer").

Since the Transfer would result in an assignment and termination of the Original Agreement pursuant to the terms of the agreement and the Investment Company Act of 1940, as amended, the Trust's Board of Trustees approved an interim Investment Advisory Agreement dated June 30, 2005 between the Trust and the Adviser with respect to the Fund (the "Interim Agreement"). Under the Interim Agreement, the Adviser will continue to provide investment advisory services to the Fund for a period of 150 days or until the date the Fund's shareholders approve a new Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund ("New Agreement"), whichever is earlier.

A proxy statement seeking approval of the New Agreement will be mailed to shareholders in August 2005. The New Agreement is identical to the Original Agreement in all respects, including the investment advisory fee payable thereunder, except for the effective date.

                       PLEASE RETAIN FOR FUTURE REFERENCE.